NYSE BBX November 8, 2007 Prepared: NOVEMBER 2007 NYSE BBX

(NYSE:BBX) Assets1 $6.5 Billion Equity Capital1 $472 Million Market Capitalization2 $209 Million Tangible Book Value/Share3 $6.89 Price to Tangible Book2 0.47x 1At 9/30/07 2Based on $3.27 per share closing price on 11/7/07 and outstanding shares as of 9/30/07 3Tangible book is defined as stockholders' equity before accumulated other comprehensive income less intangible assets divided by shares outstanding at 9/30/07 BANKATLANTIC BANCORP

OVERVIEW Founded in 1952 "Florida's Most Convenient Bank" Second largest bank headquartered in Florida 101 stores Operates in 6 of the top 10 Florida markets BANKATLANTIC

STRATEGY Increase Core Deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture Grow lending in Consumer, Small Business, Commercial Real Estate Supplement core earning assets with conforming residential loans High credit quality standards Achieve superior financial performance over long term Emphasis on improved operational efficiency BANKATLANTIC

CURRENT CHALLENGES & OPPORTUNITIES Commercial real estate asset quality Florida real estate market Margin compression Slowed deposit growth Earnings pressure from Store Expansion Program High efficiency ratio Low price-to-book ratio BANKATLANTIC

FLORIDA MARKET OVERVIEW BANKATLANTIC Florida is #3 in national deposits at $363 billion More deposits in Florida's top 10 counties than in most states in the nation Florida Labor Market 4.3% unemployment rate Florida has 5 of top 15 best job markets in the U.S. 2000-2007 Population Growth Rate 2007-2011 Population Growth Rate Unemployment Rate as of March 2007 BankAtlantic 0.1822 0.128 0.043 U.S. 0.0886 0.0626 0.047 Source: SNL Financial, 2007 YTD; Business 2.0 Florida U.S.

BANKATLANTIC FLORIDA DEPOSIT RANKING* Institution Branches Deposits ($ in Billions) *Other institution's branch & deposit data as of 6/30/07; BankAtlantic's as of 9/30/07 Source: Florida Banker's Assoc. 1. Bank of America 735 $68.6 2. Wachovia 683 60.6 3. SunTrust 557 33.9 4. Regions 446 17.9 5. Washington Mutual 261 11.8 6. Colonial 189 10.1 7. BankUnited 51 6.2 8. Ocean Bank 21 5.1 . . . . . . . . . . . . 13. BankAtlantic 101 $4.0

BankAtlantic Deposits (In millions) BankAtlantic Market Share As of 6/30/07 Source: Florida Banker's Assoc. MARKET SHARE Broward (Fort Lauderdale) $1,751 5.2% Palm Beach / Treasure Coast 1,239 3.4% Miami-Dade 742 1.0% Tampa Bay 272 0.8% Central Florida 13 0.2% BankAtlantic Footprint 4,017 3.6% BANKATLANTIC

FOOTPRINT BANKATLANTIC

Savings5% DDA14% NOW12% MMKT26% CDs43% East 140961 398401 327999 750299 1230013 DEPOSIT MIX Savings15% DDA23% NOW20% MMKT17% CDs25% East 611862 922923 792462 660925 996415 Core Deposits = 30% Core Deposits = 58% Average Balances 1Includes Public & Brokered CDs *Average balances for three months ended 9/30/07

2001 2002 2003 2004 2005 2006 2007 YTD NEW LOW COST DEP 43000 99000 145000 166000 226000 270000 200000 NEW CORE DEPOSIT ACCOUNTS (CHECKING AND SAVINGS)* *DDA, NOW, Savings Compound Growth 44.4% (2001-2006)

CORE DEPOSIT GROWTH CORE DEPOSITS* 3Q'06 2104.911 3Q'07 2309.562 Period-end Balances, in millions *DDA, NOW, Savings QUARTER OVER QUARTER 10% growth, quarter over quarter Cost of core deposits in 3Q07: 1.02%

CORE DEPOSITS* 1Q'02 2003 2004 2005 2006 3Q'07 Low Cost Deposit % 0.293 0.454 0.526 0.557 0.5794 0.582 *DDA, NOW, Savings % OF TOTAL DEPOSITS Period-end Balances

TOTAL DEPOSITS 2001 2002 2003 2004 2005 2006 2007 Estimate Total Deposits 2.276567 2.920555 3.058142 3.457202 3.752676 3.867036 3.985053 Compound Growth 10% Cost of Deposits 2.20% 1.23% 0.88% Period-end Balances, Billions 1.10% 3.0% 1.55% 3.1% 2.14% 3.68%

Deposit Fees $7.2 Million up 6.5% NON-INTEREST INCOME $25.9 Million up 7.9% Debit Card 3Q'07 NON-INTEREST INCOME $35.9 Million up 6.4% Other $2.7 Million down 6.1% 3Q '07 vs. 3Q '06

2001 2002 2003 2004 2005 2006 2007 Estimate Fee Income 37457 53317 70686 85724 100060 131844 144000 Compound Growth 25.2% 9.2% NON-INTEREST INCOME Dollars in Thousands 31.8%

2005 2006 2007 Projected 2008 Projected Core Deposits 4 17 37 43 NEW STORES OPENED* *Since 2005; 30 stores as of 3Q07 (CUMULATIVE) STORE EXPANSION PROGRAM **DDA, NOW, Savings Dec-05 12/1/2006 9/1/2007 Core Deposits** 11945 92236 222264 Total Deposits 32370 163380 343452 Period End Balances, $ in Thousands NEW STORE DEPOSITS

LOAN PORTFOLIO

Purchased Residential $2,217 47.4% +2.4% Commercial Real Estate 1,344 28.8% -10.6% Consumer 672 14.4% +18.7% Small Business 303 6.5% +11.4% Corporate 137 2.9% -14.1% Total Loans $4,673 100% +0.2% 3Q'07 Gross Outstandings % of Total 3Q'07 vs 3Q'06 Period-end Balances, Millions LOAN COMPOSITION

Purchased Residential Geographically diverse Average original LTV: 68% Average FICO: 741 Delinquencies: 0.50% Annualized charge- offs: 0.01% No subprime or negative amortizing Small Business Florida ranked 6th for Small Biz- friendly states* Delinquencies: 0.32% Annualized charge- offs: 0.67% * Source: Fortune Small Business:2006 Consumer 96% home-equity Average original LTV: 67% Average FICO: 705 Delinquencies: 1.39% Annualized charge- offs: 0.55% LOAN COMPOSITION DATA AS OF 9/30/07

Residential land AD&C - $533 million Other Commercial RE - $811 million General underwriting guidelines: $20mm loan limits, $40mm relationships Personal guarantees Loan to cost underwriting COMMERCIAL LOANS

2004 2004 2005 2006 3Q07 3Q07 Non Performing Assets % Loans & Other Assets 0.19% 0.19% 0.17% 0.55% 3.74% 3.74% Annualized Net Charge-offs / (Recoveries) to Avg. Loans O/S -0.14% -0.14% -0.04% 0.13% 1.00% 1.00% Loan Loss Reserve / NPL 582.18% 582.18% 605.68% 982.89% 55.8% 55.8% ASSET QUALITY

As of 9/30/07 ALLOWANCE FOR LOAN LOSSES Consumer Loans $8,125 1.20 % Residential $4,133 0.19 % Small Business $4,377 1.44 % Commercial Non-RE $1,976 1.42 % Commercial RE $73,747 5.54 % TOTAL BANK $92,358 1.97 % Reserve % of O/S Dollars in Thousands

FINANCIAL OVERVIEW*

BANK OPERATIONS INCOME STATEMENT Net Interest Income $49,235 $152,219 $165,502 Loan Loss (Provision) $(48,949) $(61,327) $(414) Non-Interest Income $35,861 $107,593 $95,679 Non-Interest Expense $81,495 $231,787 $214,969 Pre-Tax Gain (Loss) ($45,348) ($33,302) $45,798 Provision (Benefit) for taxes ($18,236) ($17,235) $13,094 Net Income (Loss) ($27,112) ($16,067) $32,704 3Q07 YTD '07 YTD '06 Dollars in Thousands

BANKATLANTIC FACTORS AFFECTING 3rd QUARTER RESULTS Credit Quality Provision for loan loss Increase in non-performing assets Slowed Commercial Real Estate lending Net interest margin compression Higher cost of deposits Impact of loans put on non-accrual - 12 bps in 3Q07 Reduction in higher yielding Commercial Real Estate loans Flat yield curve Operating Expenses $10.9 million impairment on land held for sale/REO $9.4 million from Store Expansion program

2003 2004 2005 2006 2Q'07 3Q'07 NIM 0.0328 0.0379 0.0395 0.0407 0.0372 0.0359 NET INTEREST MARGIN1 1The tax equivalent basis is computed using a 35% tax rate 2Adjusted to exclude loan participations sold accounted for as secured borrowings 2 2 ANNUAL

Revenue: 3Q'07 $80.4 Million -6.7% vs 3Q'06 Operating Net Income: (1) 3Q'07 ($29.6) Million -502.0% vs 3Q'06 BANKATLANTIC BANCORP Revenue: 3Q'07 $85.1 Million Operating Net Income: 3Q'07 ($27.1) Million BankAtlantic 1GAAP Income from Continuing Operations adjusted as shown on slide #37 Revenue: 3Q'07 ($4.5) Million Operating Net Income: 3Q'07 ($2.5) Million Parent Company

Bank Only Bancorp LEVERAGE 7.20% 8.05 % TIER 1 10.17% 11.23 % TOTAL RISK-BASED 11.93% 16.57 % CAPITAL RATIOS

KEY FINANCIAL TRENDS Income from continuing operations1 ($ in millions) $21.6 $29.0 $53.3 $42.5 $26.9 ($20.1) Operating net income2 ($ in millions) $41.2 $37.1 $46.1 $54.9 $26.8 ($20.1) Return on Tangible Equity from Cont. Ops1 6.06%3 7.12%3 15.07% 10.07% 6.00% -6.04% Operating Return on Tangible Equity2 15.18%3 12.44%3 13.05% 13.01% 5.98% -6.04% BANKATLANTIC BANCORP 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #37 2GAAP Income from Continuing Operations adjusted as shown on slide #37 3Return on average tangible equity is calculated excluding for comparability the equity of Levitt Corporation, which was spun off to the Company's shareholders on December 31, 2003 FY 2002 FY2003 FY2004 FY2005 FY2006 YTD 2007

SUMMARY

STOCK PERFORMANCE BBX S&P 500 2007 YTD Performance* -76.01% 5.68 % BANKATLANTIC BANCORP *as of 11/7/07 close BBX Stock Price* $3.27 Price to Tangible Book * 0.47x

BANKATLANTIC FOCUS AND OPPORTUNITIES Credit Quality Slowing of Store Expansion Program Operating Expense Discipline Revenue Optimization

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward- looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and involve to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of our loans of changes in the real estate markets in our trade area and where our collateral is located; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the bank's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiatives and other growth, marketing or advertising initiatives not resulting in continued growth of core deposits or producing results which do not justify their costs; the success of our expenses discipline initiatives; BankAtlantic's new store expansion program, successfully opening the anticipated number of new stores in 2007 and achieving growth and profitability at the stores; and the impact of periodic testing of goodwill and other intangible assets for impairment. Past performance, actual or estimated new account openings and growth rate may not be indicative of future results. The Company cautions that the foregoing factors are not exclusive. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission.

SUPPLEMENTAL DATA

Total Assets $6.5 Billion Billion -1.3% Total Deposits $4.0 Billion Billion +8.0% Total Loans (Net) $4.6 Billion Billion -1.1% Income from Continuing Ops (a) ($29.6) Million Million -502.0% Operating Net Income (b) ($29.6) Million Million -502.0% EPS from Continuing Ops (a) ($0.52) -533.3% EPS from Operating Net Income(b) ($0.52) -533.3% FINANCIAL HIGHLIGHTS 3Q'07 vs 3Q'06 3Q'07 CONSOLIDATED (as of September 30, 2007) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #37 (b) GAAP Income from Continuing Operations adjusted for the items shown on slide #37

CONSOLIDATED RECONCILIATION OF GAAP, CONTINUING OPERATIONS AND OPERATING EARNINGS NET INCOME (GAAP) $67,717 $70,768 $59,182 $ 15,387 ($ 29,610) (Income)/Loss from disc. ops. (38,765) (17,483) (16,656) 11,492 - INCOME FROM CONTINUING OPERATIONS $28,952 $53,285 $42,526 $26,879 ($29,610) Losses/(Gains) from debt redemption 8,153 7,632 (46) Reserve for compliance deficiencies 10,000 Litigation (14,785) Bank facilities impairment 2,409 OPERATING NET INCOME $37,105 $46,132 $54,935 $26,833 ($ 29,610) DILUTED: EPS GAAP $1.08 $1.11 $0.92 $0.25 ($0.52) DILUTED: EPS CONTINUING OPERATIONS $0.46 $0.85 $0.67 $0.43 ($0.52) DILUTED: EPS OPERATING NET INCOME $0.60 $0.73 $0.87 $0.43 ($0.52) FY 2003 FY 2004 FY 2005 FY 2006 3Q2007 Dollars in Thousands, except for EPS

BANK OPERATIONS 2003 2004 2005 2006 3Q07 Deposit Cost of Funds (including impact of free funding from DDAs) 1.23% 0.88% 1.10% 1.55% 2.25% Borrowing Cost of Funds (other interest bearing liabilities) 4.11% 3.45% 4.13% 5.29% 5.42% Total Cost of Funds 2.21% 1.59% 2.19% 2.66% 3.18% 3 Month LIBOR 1.21% 1.62% 3.57% 5.20% 5.44% FUNDING COSTS